EXHIBIT 32.2
Certification of Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, Dana M. Kelley, Vice President, Chief Financial Officer and Treasurer of American Pacific Corporation, a Delaware corporation (the “Company”), does hereby certify, as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that, to her knowledge:
(i)
The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2010 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: August 6, 2010	/s/ DANA M. KELLEY Dana M. Kelley
Vice President, Chief Financial Officer and Treasurer